Exhibit 99.2

First Quarter 2023 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 1 of 17

Consolidated Financial Highlights

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Net revenues	$1,106,793	$1,116,527	(0.9%)	$1,121,647	(1.3%)
Net income	$157,539	$173,549	(9.2%)	$176,621	(10.8%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$148,219	$164,229	(9.7%)	$167,301	(11.4%)
Earnings per diluted common share	$1.36	$1.47	(7.5%)	$1.51	(9.9%)
Earnings per diluted common share available to common shareholders	$1.28	$1.39	(7.9%)	$1.43	(10.5%)
Non-GAAP financial summary (1):
Net revenues	$1,106,790	$1,116,587	(0.9%)	$1,121,643	(1.3%)
Net income	$170,588	$184,907	(7.7%)	$194,195	(12.2%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$161,268	175,587	(8.2%)	184,875	(12.8%)
Earnings per diluted common share	$1.48	$1.57	(5.7%)	$1.66	(10.8%)
Earnings per diluted common share available to common shareholders	$1.40	$1.49	(6.0%)	$1.58	(11.4%)

Weighted average number of common shares outstanding:
Basic	108,754	109,205	(0.4%)	108,344	0.4%
Diluted	115,390	118,140	(2.3%)	117,223	(1.6%)
Period end common shares outstanding	106,172	106,626	(0.4%)	105,348	0.8%
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.30	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 2 of 17

GAAP Consolidated Results of Operations

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Revenues:
Commissions	$169,550	$195,909	(13.5%)	$168,945	0.4%
Principal transactions	115,522	159,270	(27.5%)	125,781	(8.2%)

Transactional revenues	285,072	355,179	(19.7%)	294,726	(3.3%)
Capital raising	60,816	73,450	(17.2%)	56,771	7.1%
Advisory	151,063	181,396	(16.7%)	166,935	(9.5%)

Investment banking	211,879	254,846	(16.9%)	223,706	(5.3%)
Asset management	315,569	341,636	(7.6%)	289,462	9.0%
Other income	(2,293)	8,888	(125.8%)	11,862	(119.3%)

Operating revenues	810,227	960,549	(15.6%)	819,756	(1.2%)
Interest revenue	451,564	165,435	173.0%	416,731	8.4%

Total revenues	1,261,791	1,125,984	12.1%	1,236,487	2.0%
Interest expense	154,998	9,457	nm	114,840	35.0%

Net revenues	1,106,793	1,116,527	(0.9%)	1,121,647	(1.3%)

Non-interest expenses:
Compensation and benefits	651,190	673,691	(3.3%)	647,962	0.5%
Occupancy and equipment rental	82,140	77,026	6.6%	80,740	1.7%
Communication and office supplies	46,136	42,456	8.7%	45,209	2.1%
Commissions and floor brokerage	14,440	15,887	(9.1%)	13,183	9.5%
Provision for credit losses	4,920	8,240	(40.3%)	6,028	(18.4%)
Other operating expenses	98,084	72,118	36.0%	94,828	3.4%

Total non-interest expenses	896,910	889,418	0.8%	887,950	1.0%
Income before income taxes	209,883	227,109	(7.6%)	233,697	(10.2%)
Provision for income taxes	52,344	53,560	(2.3%)	57,076	(8.3%)

Net income	157,539	173,549	(9.2%)	176,621	(10.8%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$148,219	$164,229	(9.7%)	$167,301	(11.4%)

Earnings per common share:
Basic	$1.36	$1.50	(9.3%)	$1.54	(11.7%)
Diluted	$1.28	$1.39	(7.9%)	$1.43	(10.5%)
Weighted average number of common shares outstanding:
Basic	108,754	109,205	(0.4%)	108,344	0.4%
Diluted	115,390	118,140	(2.3%)	117,223	(1.6%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.30	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 3 of 17

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Revenues:
Commissions	$169,550	$195,909	(13.5%)	$168,945	0.4%
Principal transactions	115,522	159,270	(27.5%)	125,781	(8.2%)

Transactional revenues	285,072	355,179	(19.7%)	294,726	(3.3%)
Capital raising	60,816	73,450	(17.2%)	56,771	7.1%
Advisory	151,063	181,396	(16.7%)	166,935	(9.5%)

Investment banking	211,879	254,846	(16.9%)	223,706	(5.3%)
Asset management	315,569	341,636	(7.6%)	289,462	9.0%
Other income	(2,293)	8,888	(125.8%)	11,857	(119.3%)

Operating revenues	810,227	960,549	(15.6%)	819,751	(1.2%)
Interest revenue	451,564	165,435	173.0%	416,731	8.4%

Total revenues	1,261,791	1,125,984	12.1%	1,236,482	2.0%
Interest expense	155,001	9,397	nm	114,839	35.0%

Net revenues	1,106,790	1,116,587	(0.9%)	1,121,643	(1.3%)

Non-interest expenses:
Compensation and benefits	641,937	664,380	(3.4%)	633,392	1.3%
Occupancy and equipment rental	82,039	77,009	6.5%	80,555	1.8%
Communication and office supplies	46,134	42,448	8.7%	45,203	2.1%
Commissions and floor brokerage	14,440	15,887	(9.1%)	13,183	9.5%
Provision for credit losses	4,920	8,240	(40.3%)	6,028	(18.4%)
Other operating expenses	90,051	66,661	35.1%	86,088	4.6%

Total non-interest expenses	879,521	874,625	0.6%	864,449	1.7%
Income before income taxes	227,269	241,962	(6.1%)	257,194	(11.6%)
Provision for income taxes	56,681	57,055	(0.7%)	62,999	(10.0%)

Net income	170,588	184,907	(7.7%)	194,195	(12.2%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$161,268	$175,587	(8.2%)	$184,875	(12.8%)

Earnings per common share:
Basic	$1.48	$1.61	(8.1%)	$1.71	(13.5%)
Diluted	$1.40	$1.49	(6.0%)	$1.58	(11.4%)
Weighted average number of common shares outstanding:
Basic	108,754	109,205	(0.4%)	108,344	0.4%
Diluted	115,390	118,140	(2.3%)	117,223	(1.6%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.30	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 4 of 17

Consolidated Financial Summary

	Three Months Ended
(Unaudited, 000s)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Net revenues:
Global Wealth Management	$757,186	$681,725	11.1%	$744,341	1.7%
Institutional Group	332,613	431,363	(22.9%)	353,882	(6.0%)
Other	16,994	3,439	nm	23,424	nm

Total net revenues	$1,106,793	$1,116,527	(0.9%)	$1,121,647	(1.3%)
Operating expenses:
Global Wealth Management	$441,077	$456,312	(3.3%)	$427,270	3.2%
Institutional Group	298,893	334,735	(10.7%)	309,370	(3.4%)
Other	156,940	98,371	59.5%	151,310	3.7%

Total operating expenses	$896,910	$889,418	0.8%	$887,950	1.0%
Operating contribution:
Global Wealth Management	$316,109	$225,413	40.2%	$317,071	(0.3%)
Institutional Group	33,720	96,628	(65.1%)	44,512	(24.2%)
Other	(139,946)	(94,932)	47.4%	(127,886)	9.4%

Income before income taxes	$209,883	$227,109	(7.6%)	$233,697	(10.2%)
Financial ratios:
Compensation and benefits	58.8%	60.3%	(150)	57.8%	100
Non-compensation operating expenses	22.2%	19.4%	280	21.4%	80
Income before income taxes	19.0%	20.3%	(130)	20.8%	(180)
Effective tax rate	24.9%	23.6%	130	24.4%	50

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 5 of 17

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Financial Information:
Total assets	$38,597,653	$35,087,698	10.0%	$37,196,124	3.8%
Total shareholders’ equity	$5,327,392	$5,054,344	5.4%	$5,328,471	(0.0%)
Total common equity	$4,642,392	$4,369,344	6.2%	$4,643,471	(0.0%)
Goodwill and intangible assets	$(1,512,400)	$(1,449,919)	4.3%	$(1,457,137)	3.8%
DTL on goodwill and intangible assets	$63,455	$56,775	11.8%	$61,225	3.6%

Tangible common equity	$3,193,447	$2,976,200	7.3%	$3,247,559	(1.7%)
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%

Financial Metrics:
Book value per common share (2)	$43.73	$40.98	6.7%	$44.08	(0.8%)
Tangible book value per common share (2)	$30.08	$27.91	7.8%	$30.83	(2.4%)
Return on common equity (3)	12.7%	15.1%		14.5%
Non-GAAP return on common equity (1)(3)	13.9%	16.2%		16.0%
Return on tangible common equity (4)	18.3%	22.3%		20.7%
Non-GAAP return on tangible common equity (1)(4)	19.9%	23.8%		22.9%
Pre-tax margin on net revenues	19.0%	20.3%		20.8%
Non-GAAP pre-tax margin on net revenues (1)	20.5%	21.7%		22.9%
Effective tax rate	24.9%	23.6%		24.4%
Non-GAAP effective tax rate (1)	24.9%	23.6%		24.5%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 6 of 17

Regulatory Capital

(Unaudited, 000s)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,280,309	$3,029,778	8.3%	$3,363,138	(2.5%)
Tier 1 capital	$3,965,309	$3,714,778	6.7%	$4,048,138	(2.0%)
Risk-weighted assets	$23,533,556	$19,958,908	17.9%	$23,026,900	2.2%
Common equity tier 1 capital ratio	13.9%	15.2%		14.6%
Tier 1 risk based capital ratio	16.8%	18.6%		17.6%
Tier 1 leverage capital ratio	10.9%	11.3%		11.1%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,590,068	$1,371,166	16.0%	$1,620,995	(1.9%)
Tier 1 capital	$1,590,068	$1,371,166	16.0%	$1,620,995	(1.9%)
Risk-weighted assets	$14,462,065	$12,555,438	15.2%	$14,680,996	(1.5%)
Common equity tier 1 capital ratio	11.0%	10.9%		11.0%
Tier 1 risk based capital ratio	11.0%	10.9%		11.0%
Tier 1 leverage capital ratio	7.5%	7.1%		7.2%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$596,152	$340,014	75.3%	$468,437	27.3%
Tier 1 capital	$596,152	$340,014	75.3%	$468,437	27.3%
Risk-weighted assets	$4,548,287	$2,668,521	70.4%	$4,229,316	7.5%
Common equity tier 1 capital ratio	13.1%	12.7%		11.1%
Tier 1 risk based capital ratio	13.1%	12.7%		11.1%
Tier 1 leverage capital ratio	7.5%	7.1%		7.1%
Stifel Net Capital (5):
Net capital	$514,500	$584,600	(12.0%)	$538,600	(4.5%)
Excess net capital	$491,500	$554,200	(11.3%)	$516,300	(4.8%)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 7 of 17

Global Wealth Management - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Revenues:
Commissions	$110,191	$130,776	(15.7%)	$112,644	(2.2%)
Principal transactions	51,064	45,544	12.1%	52,913	(3.5%)

Transactional revenues	161,255	176,320	(8.5%)	165,557	(2.6%)
Asset management	315,537	341,613	(7.6%)	289,445	9.0%
Net interest	281,932	156,760	79.8%	284,998	(1.1%)
Investment banking (6)	4,158	5,147	(19.2%)	4,814	(13.6%)
Other income	(5,696)	1,885	(402.2%)	(473)	1104.2%

Net revenues	757,186	681,725	11.1%	744,341	1.7%
Non-interest expenses:
Compensation and benefits	342,423	364,993	(6.2%)	328,099	4.4%
Non-compensation operating expenses	98,654	91,319	8.0%	99,171	(0.5%)

Total non-interest expenses	441,077	456,312	(3.3%)	427,270	3.2%

Income before income taxes	$316,109	$225,413	40.2%	$317,071	(0.3%)

As a percentage of net revenues:
Compensation and benefits	45.2%	53.5%	(830)	44.1%	110
Non-compensation operating expenses	13.1%	13.4%	(30)	13.3%	(20)
Income before income taxes	41.7%	33.1%	860	42.6%	(90)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 8 of 17

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Financial advisors (including independent contractors) (7)	2,350	2,321	1.2%	2,344	0.3%
Total client assets	$405,988,000	$421,414,000	(3.7%)	$389,818,000	4.1%
Fee-based client assets	$149,541,000	$157,910,000	(5.3%)	$144,952,000	3.2%
Transactional assets	$256,447,000	$263,504,000	(2.7%)	$244,866,000	4.7%
Secured client lending (8)	$3,393,000	$4,082,000	(16.9%)	$3,576,000	(5.1%)
Asset Management Revenue (000s):
Private Client Group (9)	$259,491	$293,301	(11.5%)	$240,446	7.9%
Asset Management	32,241	34,635	(6.9%)	30,690	5.1%
Third-party Bank Sweep Program	11,261	942	nm	5,522	103.9%
Other (10)	12,576	12,758	(1.4%)	12,804	(1.8%)

Total asset management revenues	$315,569	$341,636	(7.6%)	$289,462	9.0%
Fee-based Assets (millions):
Private Client Group (9)	$131,483	138,219	(4.9%)	$126,043	4.3%
Asset Management	33,409	34,716	(3.8%)	32,233	3.6%
Elimination (11)	(15,351)	(15,025)	2.2%	(13,324)	15.2%

Total fee-based assets	$149,541	$157,910	(5.3%)	$144,952	3.2%
Third-party Bank Sweep Program	$915	$5,492	(83.3%)	$1,984	(53.9%)
ROA (bps) (12):
Private Client Group (9)	82.3	82.9		80.9
Asset Management	38.6	39.9		38.1
Third-party Bank Sweep Program	303.9	6.2		137.2
Stifel Bancorp Deposits (millions):
Sweep Deposits	$14,057	$22,193	(36.7%)	$16,628	(15.5%)
Smart Rate Deposits	10,778	429	nm	8,710	23.7%
Direct Wealth Management Deposits at Stifel Bancorp	189	56	237.5%	43	339.5%

Total Stifel Bancorp Wealth Management Deposits	25,024	22,678	10.3%	25,381	(1.4%)
Other Bank Deposits	3,301	1,518	117.5%	1,736	90.1%

Total Stifel Bancorp Deposits	$28,325	$24,196	17.1%	$27,117	4.5%

Wealth Management Cash (millions):
Stifel Bancorp Wealth Management Deposits	$25,024	$22,678	10.3%	$25,381	(1.4%)
Third-Party Bank Sweep Program	915	5,492	(83.3%)	1,984	(53.9%)
Other Sweep Cash	252	390	(35.4%)	187	34.8%
Money Market Mutual Funds	7,434	5,899	26.0%	6,529	13.9%

Total Wealth Management Cash	$33,625	$34,459	(2.4%)	$34,081	(1.3%)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 9 of 17

Institutional Group - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Revenues:
Commissions	$59,359	$65,133	(8.9%)	$56,301	5.4%
Principal transactions	64,458	113,726	(43.3%)	72,869	(11.5%)

Transactional revenues	123,817	178,859	(30.8%)	129,170	(4.1%)
Capital raising	56,658	68,303	(17.0%)	51,956	9.0%
Advisory	151,063	181,396	(16.7%)	166,935	(9.5%)

Investment banking	207,721	249,699	(16.8%)	218,891	(5.1%)
Other income (13)	1,075	2,805	(61.7%)	5,821	(81.5%)

Net revenues	332,613	431,363	(22.9%)	353,882	(6.0%)
Non-interest expenses:
Compensation and benefits	205,905	252,347	(18.4%)	220,730	(6.7%)
Non-compensation operating expenses	92,988	82,388	12.9%	88,640	4.9%

Total non-interest expenses	298,893	334,735	(10.7%)	309,370	(3.4%)

Income before income taxes	$33,720	$96,628	(65.1%)	$44,512	(24.2%)

As a percentage of net revenues:
Compensation and benefits	61.9%	58.5%	340	62.4%	(50)
Non-compensation operating expenses	28.0%	19.1%	890	25.0%	300
Income before income taxes	10.1%	22.4%	(1,230)	12.6%	(250)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 10 of 17

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	3/31/2023	3/31/2022	% Change	12/31/2022	% Change
Stifel Bancorp Financial Information:
Total assets	$30,701,371	$26,115,139	17.6%	$29,318,421	4.7%
Total shareholder’s equity	$2,199,821	$1,782,875	23.4%	$2,071,882	6.2%
Total loans, net (includes loans held for sale)	$20,935,133	$17,908,268	16.9%	$20,622,004	1.5%
Residential real estate	7,494,788	6,008,507	24.7%	7,371,671	1.7%
Commercial and industrial	4,755,664	4,546,700	4.6%	4,897,176	(2.9%)
Fund banking	4,623,423	3,109,807	48.7%	4,182,641	10.5%
Securities-based loans	2,558,343	2,954,212	(13.4%)	2,724,551	(6.1%)
Commercial real estate	663,325	499,825	32.7%	675,599	(1.8%)
Construction and land	644,800	521,623	23.6%	593,191	8.7%
Other	159,101	120,874	31.6%	157,729	0.9%
Loans held for sale	225,365	315,427	(28.6%)	156,912	43.6%
Investment securities	$7,607,385	$7,240,149	5.1%	$7,624,448	(0.2%)
Available-for-sale securities, at fair value	1,624,458	1,926,144	(15.7%)	1,636,041	(0.7%)
Held-to-maturity securities, at amortized cost	5,982,927	5,314,005	12.6%	5,988,407	(0.1%)
Unrealized losses on available-for-sale securities	(196,621)	(95,692)	105.5%	(227,178)	(13.5%)
Total deposits	$28,325,327	$24,195,626	17.1%	$27,117,111	4.5%
Demand deposits (interest-bearing)	27,862,336	23,553,384	18.3%	26,805,073	3.9%
Demand deposits (non-interest-bearing)	456,091	618,435	(26.3%)	305,138	49.5%
Certificates of deposit	6,900	23,807	(71.0%)	6,900	0.0%

Credit Metrics:
Allowance for credit losses	$152,906	$126,802	20.6%	$147,853	3.4%
Allowance as a percentage of retained loans	0.73%	0.72%		0.72%
Net charge-offs as a percentage of average loans	0.00%	0.00%		0.00%
Total nonperforming assets	$10,749	$17,124	(37.2%)	$10,374	3.6%
Nonperforming assets as a percentage of total assets	0.04%	0.07%		0.04%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 11 of 17

Loans and Lending Commitments - Allowance for Credit Losses

	March 31, 2023
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL%	Q1 Provision
Residential real estate	$7,494,788	$22,696	0.3%	$2,255
Commercial and industrial	4,755,664	55,734	1.2%	1,458
Fund banking	4,623,423	12,943	0.3%	1,232
Securities-based loans	2,558,343	3,117	0.1%	(40)
Commercial real estate	663,325	11,566	1.7%	(1,331)
Construction and land	644,800	10,317	1.6%	1,749
Other	159,101	789	0.5%	53

Loans held for investment, gross	20,899,444	117,162	0.6%	5,376
Loans held for sale	225,365

Total loans, gross	21,124,809
Lending-related commitments (unfunded)	6,113,000	35,744	0.6%	(456)

Loans and lending-related commitments	$27,237,809	$152,906		$4,920

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 12 of 17

Consolidated Net Interest Income

	Three Months Ended
	March 31, 2023			March 31, 2022			December 31, 2022
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,989.5	$22.7	4.57%	$1,340.3	$1.1	0.32%	$1,641.8	$18.3	4.45%
Financial instruments owned	877.7	3.7	1.70%	1,176.0	5.4	1.84%	906.2	7.5	3.31%
Margin balances	831.2	14.9	7.16%	1,089.6	6.9	2.54%	985.2	15.6	6.33%
Investments:
Asset-backed securities	6,202.4	98.8	6.37%	5,598.6	24.9	1.78%	6,216.5	86.1	5.54%
Mortgage-backed securities	986.6	5.4	2.18%	1,007.3	4.4	1.75%	1,003.6	5.4	2.15%
Corporate fixed income securities	637.5	4.1	2.61%	773.0	5.0	2.57%	646.4	4.5	2.79%
Other	4.7	—	2.55%	5.3	—	1.84%	4.5	—	2.18%

Total investments	7,831.2	108.3	5.53%	7,384.2	34.3	1.86%	7,871.0	96.0	4.88%
Loans:
Residential real estate	7,446.1	53.5	2.87%	5,684.6	35.5	2.50%	7,240.6	55.7	3.08%
Commercial and industrial	4,816.3	94.3	7.83%	4,380.0	41.3	3.77%	4,997.7	84.4	6.75%
Fund banking	4,396.4	76.3	6.94%	3,176.0	20.8	2.62%	4,348.7	65.3	6.01%
Securities-based loans	2,638.0	42.5	6.44%	2,910.7	14.4	1.98%	2,735.5	40.0	5.85%
Commercial real estate	666.8	10.9	6.57%	462.9	2.9	2.52%	805.3	12.5	6.22%
Construction and land	612.6	11.5	7.49%	525.3	4.3	3.25%	583.7	9.9	6.77%
Loans held for sale	206.3	3.4	6.53%	221.8	1.3	2.29%	168.0	2.1	5.09%
Other	153.9	2.7	7.12%	117.1	0.8	2.75%	147.6	2.3	6.46%

Total loans	20,936.4	295.1	5.64%	17,478.4	121.3	2.78%	21,027.1	272.2	5.18%
Other interest-bearing assets	797.3	6.9	3.45%	760.3	(3.6)	(1.88%)	770.6	7.1	3.69%

Total interest-bearing assets/ interest income	33,263.3	451.6	5.43%	29,228.8	165.4	2.26%	33,201.9	416.7	5.02%
Interest-bearing liabilities:
Senior notes	1,114.6	12.5	4.49%	1,113.6	11.4	4.10%	1,114.4	10.5	3.77%
Deposits	27,138.0	137.3	2.02%	23,129.9	0.9	0.02%	27,267.0	98.7	1.45%
Federal Home Loan advances	5.6	0.1	4.92%	40.4	—	0.30%	—	—	0.00%
Other interest-bearing liabilities	1,164.9	5.1	1.76%	1,559.3	(2.8)	(0.75%)	1,303.0	5.6	1.72%

Total interest-bearing liabilities/ interest expense	$29,423.1	155.0	2.11%	$25,843.2	9.5	0.15%	$29,684.4	114.8	1.55%

Net interest income/margin		$296.6	3.57%		$155.9	2.13%		$301.9	3.64%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 13 of 17

Stifel Bancorp Net Interest Income

	Three Months Ended
	March 31, 2023			March 31, 2022			December 31, 2022
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$916.1	$11.2	4.91%	$549.5	$0.3	0.22%	$889.4	$9.4	4.24%
Investments	7,831.2	108.3	5.53%	7,384.2	34.3	1.86%	7,871.0	96.0	4.88%
Loans	20,936.4	295.1	5.64%	17,478.4	121.3	2.78%	21,027.1	272.2	5.18%
Other interest-bearing assets	57.4	0.6	3.86%	50.1	0.4	2.87%	55.1	0.7	4.56%

Total interest-bearing assets/interest income	$29,741.1	$415.2	5.58%	$25,462.2	$156.3	2.45%	$29,842.6	$378.3	5.07%
Interest-bearing liabilities:
Deposits	$27,138.0	$137.3	2.02%	$23,129.9	$0.9	0.02%	$27,267.0	$98.7	1.45%
Federal Home Loan advances	5.6	0.1	4.92%	40.4	—	0.30%	—	—	0.00%
Other interest-bearing liabilities	0.8	—	17.48%	1.1	0.1	13.24%	0.9	0.1	15.64%

Total interest-bearing liabilities/interest expense	$27,144.4	137.4	2.02%	$23,171.4	1.0	0.02%	$27,267.9	98.8	1.45%

Net interest income/margin		$277.8	3.74%		$155.3	2.44%		$279.5	3.75%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 14 of 17

GAAP to Core Reconciliation

	Three Months Ended
(Unaudited, 000s)	3/31/2023	3/31/2022	Change	12/31/2022	Change
GAAP net revenues	$1,106,793	$1,116,527		$1,121,647
Non-GAAP adjustments	(3)	60		(4)

Non-GAAP net revenues	1,106,790	1,116,587		1,121,643

GAAP compensation and benefits expense	651,190	673,691		647,962
Merger-related (14)	(9,253)	(9,311)		(14,570)

Non-GAAP compensation and benefits expense	641,937	664,380		633,392

GAAP non-compensation operating expenses	245,720	215,727		239,988
Merger-related (14)	(8,136)	(5,482)		(8,931)

Non-GAAP non-compensation operating expenses	237,584	210,245		231,057

Total merger-related adjustments	(17,386)	(14,853)		(23,497)

GAAP provision for income taxes	52,344	53,560		57,076
Merger-related and other (14)	4,337	3,495		5,923

Non-GAAP provision for income taxes	56,681	57,055		62,999

Financial ratios:
Compensation and benefits	58.0%	59.5%	(150)	56.5%	150
Non-compensation operating expenses	21.5%	18.8%	270	20.6%	90
Income before income taxes	20.5%	21.7%	(120)	22.9%	(240)
Effective tax rate	24.9%	23.6%	130	24.5%	40

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 15 of 17

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”), a non-GAAP financial measure, is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $62.3 million, $55.5 million, and $60.4 million, as of March 31, 2023 and 2022, and December 31, 2022, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, April 26, 2023.
(6)	Includes capital raising and advisory revenues.
(7)	Includes independent contractors of 102, 92, and 102 as of March 31, 2023 and 2022, and December 31, 2022, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(13)	Includes net interest, asset management, and other income.
(14)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 16 of 17

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s first quarter earnings release issued April 26, 2023.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2023 Earnings Release	Page 17 of 17